Description of Business	6 Months Ended
Jun. 30, 2016
Accounting Policies [Abstract]
Description of Business

1) Description of Business

KNOT Offshore Partners LP (the “Partnership”) is a publicly traded Marshall Islands limited partnership initially formed for the purpose of acquiring 100% ownership interests in four shuttle tankers owned by Knutsen NYK Offshore Tankers AS (“KNOT”) in connection with the Partnership’s initial public offering of common units (the “IPO”) which was completed in April 2013.

As of June 30, 2016, the Partnership had a fleet of ten shuttle tankers, the Windsor Knutsen, the Bodil Knutsen, the Recife Knutsen, the Fortaleza Knutsen, the Carmen Knutsen, the Hilda Knutsen, the Torill Knutsen, the Dan Cisne, the Dan Sabia and the Ingrid Knutsen, each referred to as a “Vessel” and, collectively, as the “Vessels.” The Vessels operate under fixed charter contracts to charterers. The time charter for the Windsor Knutsen expires in 2017 and the charterer has six one-year extension options. The time charter for the Bodil Knutsen expires in 2017 and contains customer options for extension through 2019. The Recife Knutsen and the Fortaleza Knutsen are under bareboat charter contracts that expire in 2023. The time charter for the Carmen Knutsen expires in 2023 and contains customer options for extension through 2026. The time charters for the Hilda Knutsen and the Torill Knutsen each expire in 2018 and contain a customer option for extension through 2023. The Dan Cisne and the Dan Sabia are under bareboat charter contracts that expire in 2023 and 2024, respectively. The time charter for the Ingrid Knutsen expires in 2024 and contains customer options for extension through 2029.